UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

OCTOBER 31, 2012 Annual Report to Shareholders

DWS Ultra-Short Duration Fund

Contents
4 Portfolio Management Review
10 Performance Summary
13 Investment Portfolio
29 Statement of Assets and Liabilities
31 Statement of Operations
32 Statement of Changes in Net Assets
33 Financial Highlights
38 Notes to Financial Statements
54 Report of Independent Registered Public Accounting Firm
55 Information About Your Fund's Expenses
56 Tax Information
57 Investment Management Agreement Approval
62 Summary of Management Fee Evaluation by Independent Fee Consultant
66 Board Members and Officers
71 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond and loan investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Floating rate loans tend to be rated below-investment grade and may be more vulnerable to economic or business changes than issuers with investment-grade credit. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

DWS Ultra-Short Duration Fund produced a total return of 5.22% for the 12 months ended October 31, 2012. The fund's benchmark, the Barclays Corporate 1-Year Duration Index, produced a total return of 1.76% for the same period.

About Spread Sectors
In addition to U.S. Treasury securities, as conditions indicate, the fund will invest in a variety of "spread sectors" as the managers seek to add return vs. the benchmark. Spread sectors are areas of the bond market that trade at a yield advantage, or spread, relative to U.S. Treasuries. These include more highly rated sectors such as investment-grade corporate bonds and mortgage-backed securities, as well as more lower-rated sectors including high-yield corporate bonds. All of these sectors are to varying degrees sensitive to investors' tolerance of credit risk. Yield spreads offered in these areas typically narrow (and prices rise) as the economic outlook improves and investors become more confident that they will receive promised payments of principal and interest. Conversely, as the outlook weakens, spread sectors may underperform. The fund's managers actively shift the balance between spread sectors and U.S. Treasuries based on the outlook for the economy and interest rates, while closely analyzing each potential holding within spread sectors on the basis of relative valuation and credit outlook.

For most of the period ended October 31, 2012, credit-sensitive sectors were supported by extraordinarily low yields offered by risk-free alternatives. As the period opened, longer-term interest rates bounced around in response to headlines surrounding the sovereign debt crisis in Europe, despite short-term rates being anchored near zero by the U.S. Federal Reserve Board (the Fed). Investors also eagerly followed the stream of U.S. economic data. As 2011 drew to a close, credit sectors were supported as investors became more comfortable that the United States was not on the verge of heading back into recession.

The positive sentiment carried through the first quarter of 2012, as employment data showed signs of firming and a disorderly default by Greece appeared to have been averted, preventing for the time being the larger regional debt crisis from coming to a head. However, the crisis would move front and center in the spring, with the viability of the euro increasingly called into question as borrowing costs rose for governments of larger economies such as Spain and Italy. In the United States, employment and housing, the keys to any sustainable, meaningful recovery, continued to be areas of investor focus. While housing fundamentals showed signs of strengthening, employment data took a step back following a few months of noticeable improvement. In aggregate, developments at home and abroad combined to heighten investor anxiety, leading to a flight to quality that benefited U.S. Treasuries and drove yields down.

Late in the fiscal period, while there continued to be daily headlines reflecting the ups and downs in Europe, the biggest news for the markets came on the U.S. housing and monetary policy fronts. On housing, data seemed to confirm that prices had finally reached a bottom and were beginning to strengthen. In addition, with employment data continuing to disappoint, there was speculation that the Fed would announce further bond purchases under quantitative easing in an effort to drive mortgage rates even lower. This speculation was borne out at the Fed's mid-September meeting, at which time it was also announced that near-zero short-term rates would be maintained through at least mid-2015. These developments further strengthened interest in higher-yielding, credit-sensitive alternatives.

Yields on intermediate- and long-term U.S. Treasuries ended the 12-month period ended October 31, 2012 somewhat lower, declining from already low levels. Specifically, while the 2-year yield rose from 0.25% to 0.30%, the 5-year fell from 0.99% to 0.72% and the 10-year from 2.17% to 1.72%. For the 12 months, credit spreads — the yield differential offered by lower-quality fixed-income issues vs. higher-rated issues -— narrowed as investors sought yield in a low-rate environment.

"For most of the period ended October 31, 2012, credit- sensitive sectors were supported by the extraordinarily low yield offered by risk-free alternatives."

Positive and Negative Contributors to Performance

In an environment of narrowing credit spreads, the fund's significant above-benchmark allocation to investment-grade corporate bonds was a boost to relative performance for the 12 months. The positive impact of this weighting was somewhat offset by our measured approach to exposure to financials and other more credit-sensitive segments. Our modest holdings of out-of-benchmark, below-investment-grade sectors, including high-yield corporate bonds in the BB quality range and emerging-markets bonds, also helped returns. Exposure to mortgage- backed securities also worked well, as the segment benefited from the apparent stabilization of home prices and quality-conscious investors sought incremental yield in a low-rate environment.

We have maintained an overall portfolio duration near zero, meaning that the portfolio had very little sensitivity to changes in interest rates. This positioning was a slight constraint on returns vs. the benchmark in an environment of falling interest rates and rising bond prices.

Outlook and Positioning

As of October 31, 2012, the bulk of the portfolio was allocated as follows: 44% investment-grade corporate bonds; 18% senior loans; a total of 18% in residential mortgage-backed securities, commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS); and 14% agency and government-backed securities. Through the use of derivative positions, we are hedging the fund's interest rate exposure to keep overall portfolio duration near 0 years.

With the Fed having signaled that it is on hold at least through mid-2015 and also clarifying that employment will have to regain reasonable health before it begins to unwind its support, we are comfortable with our overall emphasis on earning the higher yields available in credit sectors. Corporate fundamentals are strong, as reflected in low leverage and significant cash on balance sheets. In addition, interest rates are low and corporate debt markets are liquid, easing refinancing. That said, we continue to expect that the timetable for resolving the debt issues in Europe will be protracted and that credit markets will be jittery along the way as they assess the risks for the global economy. Mixed economic data in the United States continues to warrant a degree of caution. As a result, we are maintaining our somewhat scaled-back exposure to the more credit-sensitive areas of the corporate market. We continue to maintain a strong focus on quality and liquidity as we select individual securities within each sector.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2008.

• Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

• Portfolio Manager for Retail Fixed Income: New York.

• BIS, University of Minnesota.

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2008.

• Joined Deutsche Asset Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

• Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the U.S. Army from 1988 to 1991.

• Head of U.S. High Yield Bonds: New York.

• BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Eric S. Meyer, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2008.

• Joined Deutsche Asset Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America's subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.

• Head of US Loan Portfolio Management, High Yield Strategies: New York.

• BA from State University of New York, Albany; MBA from Pace University.

John D. Ryan, Director

Portfolio Manager of the fund. Joined the fund in 2010.

• Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

• Over 18 years of investment industry experience.

• BA in Economics, University of Chicago; MBA, University of Chicago.

Ohn Choe, CFA, Assistant Vice President

Portfolio Manager of the fund. Joined the fund in 2011.

• Portfolio Manager for Retail Fixed Income: New York.

• Joined Deutsche Asset Management in 2005.

• BSBA, Georgetown University.

Darwei Kung, Vice President

Portfolio Manager of the fund. Joined the fund in 2011.

• Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.

• Portfolio Manager: New York.

• BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays Corporate 1-Year Duration Index is an unmanaged index designed to measure the performance of the short-term U.S. corporate bond market. The index includes publicly issued U.S.-dollar-denominated corporate issues that have a remaining maturity of 1 year or less, are rated investment-grade (must be Baa3/BBB- or higher using the middle rating of Moody's Investors Service, Inc., Standard & Poor's and Fitch Ratings), and have $250 million or more of outstanding face value. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Sovereign debt is debt that is issued by a national government.

Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. Duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.

Leveraged loans are floating-rate loans made by banks to generally below-investment- grade companies that are then sold to institutional investors. Commercial mortgage- backed securities (CMBS) are backed by loans on commercial real estate properties. Asset-backed securities (ABS) are backed by home equity loans, credit card receivables, auto loans and other consumer loans.

A derivative is a financial instrument that derives its value from another security or index.

Performance Summary October 31, 2012 (Unaudited)
Average Annual Total Returns as of 10/31/12
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	5.22%	2.75%	1.86%	2.50%
Class B	4.51%	2.00%	1.11%	1.78%
Class C	4.40%	1.98%	1.10%	1.77%
Barclays Corporate 1-Year Duration Index†	1.76%	1.62%	2.43%	2.90%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	2.33%	1.80%	1.29%	2.21%
Class B (max 4.00% CDSC)	1.51%	1.37%	0.93%	1.78%
Class C (max 1.00% CDSC)	4.40%	1.98%	1.10%	1.77%
Barclays Corporate 1-Year Duration Index†	1.76%	1.62%	2.43%	2.90%
No Sales Charges
Class S	5.50%	3.01%	2.14%	2.61%
Institutional Class	5.49%	3.01%	2.12%	2.67%
Barclays Corporate 1-Year Duration Index†	1.76%	1.62%	2.43%	2.90%

Prior to April 15, 2011 this fund was known as DWS Short Duration Fund. The Fund's investment objective also changed at this time. All returns prior to April 15, 2011 were achieved under the previous objective and strategy.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2012 are 1.17%, 1.92%, 1.82%, 0.81% and 0.78% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B and C shares for the period prior to their inception on February 28, 2003 and for Class S shares for the period prior to its inception on February 1, 2005 are derived from the historical performance of Institutional Class shares of DWS Ultra-Short Duration Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays Corporate 1-Year Duration Index is an unmanaged index designed to measure the performance of the short-term U.S. corporate bond market. The index includes publicly issued U.S. dollar-denominated corporate issues that have a remaining maturity of 1 year or less, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's Investors Service, Inc., Standard & Poor's and Fitch Ratings), and have $250 million or more of outstanding face value.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 10/31/12	$9.05	$9.06	$9.05	$9.06	$9.06
10/31/11	$8.89	$8.90	$8.88	$8.90	$8.90
Distribution Information: Twelve Months as of 10/31/12: Income Dividends	$.30	$.22	$.23	$.32	$.32
October Income Dividend	$.0230	$.0167	$.0164	$.0247	$.0247
SEC 30-day Yield as of 10/31/12††	2.30%	1.60%	1.56%	2.58%	2.57%
Current Annualized Distribution Rate as of 10/31/12††	3.05%	2.21%	2.17%	3.27%	3.27%

†† The SEC yield is net investment income per share earned over the month ended October 31, 2012, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2012. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Morningstar Rankings — Ultrashort Bond Funds Category as of 10/31/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	5	of	109	4
3-Year	12	of	85	13
5-Year	27	of	80	33
Class B 1-Year	9	of	109	8
3-Year	27	of	85	31
5-Year	58	of	80	72
Class C 1-Year	12	of	109	11
3-Year	28	of	85	32
5-Year	59	of	80	73
Class S 1-Year	2	of	109	1
3-Year	10	of	85	11
5-Year	17	of	80	21
Institutional Class 1-Year	3	of	109	2
3-Year	11	of	85	12
5-Year	19	of	80	23
10-Year	14	of	54	25

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Investment Portfolio as of October 31, 2012
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 44.7%
Consumer Discretionary 2.8%
Beam, Inc., 6.375%, 6/15/2014		218,000	237,101
DIRECTV Holdings LLC, 2.4%, 3/15/2017		500,000	515,179
DISH DBS Corp., 7.125%, 2/1/2016		1,400,000	1,564,500
News America, Inc., 7.6%, 10/11/2015		500,000	585,153
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015		1,200,000	1,362,000
Wyndham Worldwide Corp., 2.95%, 3/1/2017		1,750,000	1,757,269
			6,021,202
Consumer Staples 0.3%
ConAgra Foods, Inc., 2.1%, 3/15/2018		475,000	480,665
Safeway, Inc., 3.4%, 12/1/2016		200,000	209,576
			690,241
Energy 3.3%
Anadarko Petroleum Corp., 5.95%, 9/15/2016		250,000	290,403
IPIC GMTN Ltd., 144A, 3.75%, 3/1/2017		2,000,000	2,120,000
KazMunayGaz National Co., 144A, 11.75%, 1/23/2015		500,000	599,590
Kinder Morgan Energy Partners LP, 3.5%, 3/1/2016		300,000	321,236
Petroleos de Venezuela SA, Series 2014, 4.9%, 10/28/2014		500,000	463,750
Quicksilver Resources, Inc., 8.25%, 8/1/2015 (b)		1,400,000	1,361,500
Transocean, Inc.:
2.5%, 10/15/2017		1,500,000	1,519,170
4.95%, 11/15/2015		300,000	329,120
			7,004,769
Financials 25.5%
Akbank TAS, 144A, 3.875%, 10/24/2017 (b)		1,950,000	1,948,362
Alfa MTN Issuance Ltd., 8.0%, 3/18/2015		1,000,000	1,084,250
Ally Financial, Inc., 8.3%, 2/12/2015		1,400,000	1,568,350
American International Group, Inc., 4.25%, 9/15/2014		500,000	529,264
American Tower Corp., (REIT), 4.625%, 4/1/2015		350,000	375,915
Anglo American Capital PLC:
144A, 2.625%, 9/27/2017		1,455,000	1,458,201
144A, 9.375%, 4/8/2014		520,000	577,200
Australia & New Zealand Banking Group Ltd., 144A, 1.0%, 10/6/2015		1,335,000	1,340,607
Banco Bradesco SA, 144A, 4.5%, 1/12/2017		500,000	537,500
Banco de Credito del Peru, 144A, 4.75%, 3/16/2016		1,500,000	1,601,250
Banco de Credito e Inversiones, 144A, 3.0%, 9/13/2017 (b)		2,000,000	2,030,286
Banco del Estado de Chile, 2.03%, 4/2/2015		500,000	509,430
Banco do Brasil SA, 3.875%, 1/23/2017		1,000,000	1,046,000
Banco do Nordeste do Brasil SA, 144A, 3.625%, 11/9/2015		500,000	517,500
Banco Latinoamericano de Comercio Exterior SA, 144A, 3.75%, 4/4/2017		1,000,000	1,035,000
Banco Santander Brasil SA, 144A, 4.625%, 2/13/2017 (b)		2,000,000	2,110,000
Bangkok Bank PCL, 144A, 2.75%, 3/27/2018		1,000,000	1,004,230
Bank of America Corp., Series L, 1.733%*, 1/30/2014		500,000	504,417
Bank of Ireland Mortgage Bank, 4.0%, 7/5/2013	EUR	1,200,000	1,566,656
Barclays Bank PLC, 144A, 2.5%, 9/21/2015		560,000	583,442
BBVA U.S. Senior SAU, 4.664%, 10/9/2015		2,525,000	2,549,962
BNP Paribas SA, 2.375%, 9/14/2017		985,000	992,220
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		1,400,000	1,494,500
Capital One Financial Corp., 3.15%, 7/15/2016		315,000	335,774
Citigroup, Inc.:
2.65%, 3/2/2015		225,000	231,984
6.375%, 8/12/2014		800,000	871,732
Daimler Finance North America LLC, 6.5%, 11/15/2013		800,000	847,502
E*TRADE Financial Corp., 7.875%, 12/1/2015		1,000,000	1,013,750
Ford Motor Credit Co., LLC, 3.984%, 6/15/2016		500,000	529,945
General Electric Capital Corp., 5.0%, 5/15/2016		400,000	440,459
GTP Acquisition Partners I LLC, "C", 144A, 4.347%, 6/15/2016		295,000	310,526
Hartford Financial Services Group, Inc., 4.0%, 10/15/2017		1,000,000	1,088,044
Hospitality Properties Trust, (REIT), 7.875%, 8/15/2014		520,000	560,845
Iberdrola Finance Ireland Ltd., 144A, 3.8%, 9/11/2014		320,000	329,590
ING Bank NV:
144A, 1.439%*, 3/15/2013		500,000	501,350
144A, 2.0%, 9/25/2015		1,750,000	1,764,233
KeyCorp, Series H, 6.5%, 5/14/2013		335,000	345,380
Lukoil International Finance BV, 144A, 6.375%, 11/5/2014		500,000	542,760
Macquarie Bank Ltd., 144A, 3.45%, 7/27/2015		525,000	541,847
Merrill Lynch & Co., Inc., Series B, 5.3%, 9/30/2015		300,000	330,009
Morgan Stanley, 6.0%, 5/13/2014		320,000	339,965
Murray Street Investment Trust I, 4.647%, 3/9/2017		500,000	542,547
National Agricultural Cooperative Federation, 144A, 4.25%, 1/28/2016		280,000	299,925
National Australia Bank, 2.75%, 3/9/2017		315,000	331,975
Nomura Holdings, Inc., 5.0%, 3/4/2015		155,000	163,932
Pentair Finance SA, 144A, 1.875%, 9/15/2017		1,500,000	1,504,632
Petrobras International Finance Co., 6.125%, 10/6/2016		500,000	566,958
Principal Financial Group, Inc., 7.875%, 5/15/2014		770,000	851,494
Prudential Financial, Inc., 6.2%, 1/15/2015		230,000	253,362
Raizen Energy Finance Ltd., 144A, 7.0%, 2/1/2017		1,500,000	1,736,250
RCI Banque SA, 144A, 4.6%, 4/12/2016		560,000	586,152
Royal Bank of Scotland PLC, 144A, 4.875%, 8/25/2014		250,000	265,433
Santander U.S. Debt SAU, 144A, 2.485%, 1/18/2013		770,000	769,045
SLM Corp., 3.5%, 7/1/2014		219,000	216,674
Telecom Italia Capital SA:
4.95%, 9/30/2014		195,000	202,800
6.175%, 6/18/2014		510,000	540,929
The Goldman Sachs Group, Inc., 6.0%, 5/1/2014		230,000	246,615
TNK-BP Finance SA, 144A, 6.25%, 2/2/2015		1,000,000	1,072,940
Turkiye Garanti Bankasi AS, 144A, 4.0%, 9/13/2017		2,000,000	2,015,000
UBS AG, 144A, 2.25%, 3/30/2017		665,000	688,328
Vale Overseas Ltd., 6.25%, 1/23/2017		1,000,000	1,160,669
Volkswagen International Finance NV, 144A, 2.375%, 3/22/2017		300,000	310,485
Xstrata Finance Canada Ltd.:
144A, 2.45%, 10/25/2017		600,000	598,464
144A, 3.6%, 1/15/2017		1,000,000	1,051,059
			53,865,905
Health Care 0.8%
Laboratory Corp. of America Holdings, 2.2%, 8/23/2017		1,130,000	1,164,633
Watson Pharmaceuticals, Inc., 1.875%, 10/1/2017		450,000	456,134
			1,620,767
Industrials 1.2%
ADT Corp., 144A, 2.25%, 7/15/2017		230,000	231,891
ARAMARK Corp., 8.5%, 2/1/2015		1,400,000	1,422,764
BAE Systems Holdings, Inc., 144A, 4.95%, 6/1/2014		385,000	406,269
Transnet SOC Ltd., 144A, 4.5%, 2/10/2016		500,000	531,497
			2,592,421
Information Technology 1.6%
Tencent Holdings Ltd., 144A, 3.375%, 3/5/2018		1,600,000	1,632,097
Xerox Corp., 6.75%, 2/1/2017		1,455,000	1,708,899
			3,340,996
Materials 1.4%
ArcelorMittal, 4.75%, 2/25/2017		230,000	225,906
Evraz Group SA, 144A, 7.4%, 4/24/2017		1,500,000	1,556,700
Teck Resources Ltd., 2.5%, 2/1/2018		1,250,000	1,264,416
			3,047,022
Telecommunication Services 3.3%
CC Holdings GS V LLC, 144A, 7.75%, 5/1/2017		190,000	202,350
Crown Castle Towers LLC, 144A, 3.214%, 8/15/2015		360,000	374,977
Digicel Ltd., 144A, 12.0%, 4/1/2014		1,400,000	1,547,000
Frontier Communications Corp., 6.625%, 3/15/2015 (b)		1,400,000	1,515,500
Nextel Communications, Inc., Series C, 5.95%, 3/15/2014		1,400,000	1,401,750
Telefonica Emisiones SAU, 6.421%, 6/20/2016		300,000	325,500
VimpelCom Holdings BV, 144A, 6.255%, 3/1/2017		1,600,000	1,673,312
			7,040,389
Utilities 4.5%
Abu Dhabi National Energy Co., 144A, 6.165%, 10/25/2017		1,500,000	1,751,250
Ameren Corp., 8.875%, 5/15/2014		202,000	223,813
Centrais Eletricas Brasileiras SA, 144A, 7.75%, 11/30/2015		500,000	578,750
Dubai Electricity & Water Authority, 144A, 8.5%, 4/22/2015		2,000,000	2,267,500
FirstEnergy Solutions Corp., 4.8%, 2/15/2015		410,000	443,253
Korea Gas Corp., 144A, 2.25%, 7/25/2017		2,000,000	2,014,738
Korea Hydro & Nuclear Power Co., Ltd., 144A, 3.125%, 9/16/2015		1,500,000	1,569,138
Majapahit Holding BV, 144A, 7.75%, 10/17/2016		500,000	595,000
			9,443,442
Total Corporate Bonds (Cost $92,274,553)			94,667,154

Mortgage-Backed Securities Pass-Throughs 2.3%
Federal Home Loan Mortgage Corp., 7.0%, 3/1/2013		24	24
Federal National Mortgage Association:
3.0%, with various maturities from 5/1/2027 until 6/1/2027		3,000,148	3,197,749
4.5%, 4/1/2023		205,730	221,650
5.025%*, 9/1/2038		400,138	430,148
Government National Mortgage Association:
6.0%, 11/20/2038		173,791	192,568
6.5%, with various maturities from 8/20/2034 until 2/20/2039		647,096	729,789
7.0%, 6/20/2038		22,049	25,488
Total Mortgage-Backed Securities Pass-Throughs (Cost $4,667,858)			4,797,416

Asset-Backed 3.6%
Automobile Receivables 1.0%
AmeriCredit Automobile Receivables Trust:
"D", Series 2011-2, 4.0%, 5/8/2017		1,000,000	1,053,680
"D", Series 2011-1, 4.26%, 2/8/2017		1,000,000	1,063,716
			2,117,396
Credit Card Receivables 0.3%
Citibank Omni Master Trust:
"A17", Series 2009-A17, 144A, 4.9%, 11/15/2018		294,000	319,037
"A13", Series 2009-A13, 144A, 5.35%, 8/15/2018		326,000	353,140
			672,177
Home Equity Loans 1.8%
Credit-Based Asset Servicing and Securitization LLC, "A2A", Series 2007-CB2, 5.409%*, 2/25/2037		31,743	31,921
Merrill Lynch Mortgage Investors Trust, "A2C", Series 2005-HE2, 0.581%*, 9/25/2036		935,729	898,884
Park Place Securities, Inc., "M2", Series 2004-WHQ2, 0.841%*, 2/25/2035		750,000	726,539
PennyMac Loan Trust, "A", Series 2012-NPL1, 144A, 3.422%, 5/28/2052		974,581	974,581
Renaissance Home Equity Loan Trust:
"AF3", Series 2005-2, 4.499%, 8/25/2035		112,622	108,200
"AF1", Series 2006-4, 5.545%, 1/25/2037		62,827	34,308
"AF2", Series 2006-3, 5.58%, 11/25/2036		348,476	198,863
"AF1", Series 2007-2, 5.893%, 6/25/2037		354,946	174,368
Residential Asset Securities Corp., "AI4", Series 2003-KS9, 4.53%, 8/25/2031		271,478	274,582
Residential Funding Mortgage Securities II, Inc., "A7", Series 2001-HI4, 7.24%, 10/25/2026		408,872	388,673
Southern Pacific Secured Assets Corp., "A8", Series 1998-2, 6.37%, 7/25/2029		18,221	14,610
			3,825,529
Manufactured Housing Receivables 0.5%
Green Tree Financial Corp., "A5", Series 1994-2, 8.3%, 5/15/2019		54,121	55,008
Mid-State Trust, "A", Series 4, 8.33%, 4/1/2030		874,737	917,833
			972,841
Total Asset-Backed (Cost $7,836,367)			7,587,943

Commercial Mortgage-Backed Securities 7.8%
Banc of America Merrill Lynch Commercial Mortgage, Inc., "AM", Series 2006-3, 5.857%*, 7/10/2044		625,000	647,128
Banc of America Re-Remic Trust, "E", Series 2012-CLRN, 144A, 3.414%*, 8/15/2029		1,000,000	1,009,621
Bear Stearns Commercial Mortgage Securities:
"A3", Series 2005-PWR7, 5.116%, 2/11/2041		710,000	773,399
"A4", Series 2005-PW10, 5.405%, 12/11/2040		1,000,000	1,123,031
CS First Boston Mortgage Securities Corp.:
"A6", Series 2004-C4, 4.691%, 10/15/2039		620,000	654,028
"A4", Series 2005-C1, 5.014%, 2/15/2038		620,000	671,137
"H", Series 2002-CKP1, 144A, 7.28%*, 12/15/2035		350,000	350,550
GE Capital Commercial Mortgage Corp., "A4", Series 2004-C3, 5.189%, 7/10/2039		650,000	689,280
Greenwich Capital Commercial Funding Corp.:
"A2", Series 2005-GG5, 5.117%, 4/10/2037		67,393	67,378
"A2", Series 2007-GG9, 5.381%, 3/10/2039		984,832	1,016,284
"AAB", Series 2007-GG9, 5.441%, 3/10/2039		384,206	405,557
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A2", Series 2005-LDP1, 4.625%, 3/15/2046		54,383	54,524
"A4B", Series 2005-LDP3, 4.996%, 8/15/2042		700,000	766,774
"AM", Series 2005-LDP4, 4.999%, 10/15/2042		657,500	715,611
"A4", Series 2006-CB14, 5.481%, 12/12/2044		620,000	698,025
"AM", Series 2006-CB16, 5.593%, 5/12/2045		500,000	557,036
"A4", Series 2006-LDP7, 5.868%*, 4/15/2045		620,000	717,205
LB-UBS Commercial Mortgage Trust:
"A4", Series 2005-C5, 4.954%, 9/15/2030		720,000	791,769
"AM", Series 2005-C5, 5.017%, 9/15/2040		620,000	675,794
"E", Series 2000-C5, 7.29%, 12/15/2032		2,129,000	2,065,788
Morgan Stanley Capital I:
"A4B", Series 2005-IQ10, 5.284%, 9/15/2042		620,000	683,815
"A2", Series 2007-HQ11, 5.359%, 2/12/2044		611,986	612,547
Wachovia Bank Commercial Mortgage Trust, "A4", Series 2005-C22, 5.294%*, 12/15/2044		620,000	696,469
Total Commercial Mortgage-Backed Securities (Cost $16,031,134)			16,442,750

Collateralized Mortgage Obligations 5.6%
Banc of America Funding Corp.:
"2A3", Series 2005-4, 5.5%, 8/25/2035		133,677	134,473
"1A1", Series 2008-R2, 144A, 6.0%, 9/25/2037		271,851	276,173
Citicorp Mortgage Securities, Inc.:
"3A1", Series 2005-4, 5.0%, 7/25/2035		276,291	282,405
"1A6", Series 2004-6, 5.5%, 9/25/2034		135,292	136,658
"1A1", Series 2005-7, 5.5%, 10/25/2035		63,468	63,512
"1A2", Series 2006-5, 6.0%, 10/25/2036		47,522	47,932
Countrywide Alternative Loan Trust, "A4", Series 2002-11, 6.25%, 10/25/2032		3,665	3,746
Countrywide Home Loan Mortgage Pass Through Trust, "5A1", Series 2005-HY10, 5.2%*, 2/20/2036		439,279	366,134
Credit Suisse Mortgage Capital Certificates, "A1", Series 2011-7R, 144A, 1.466%*, 8/28/2047		1,112,218	1,100,447
FDIC Structured Sale Guaranteed Notes, "1A", Series 2010-S1, 144A, 0.762%*, 2/25/2048		130,008	125,234
Federal Home Loan Mortgage Corp.:
"AI", Series 3953, Interest Only, 3.0%, 2/15/2025		2,595,627	182,033
"IA", Series 3800, Interest Only, 3.5%, 12/15/2022		1,638,017	50,489
"CI", Series 3880, Interest Only, 3.5%, 1/15/2025		2,303,808	135,091
"MI", Series 3826, Interest Only, 4.5%, 7/15/2018		2,769,407	222,064
"JI", Series 3414, Interest Only, 4.5%, 3/15/2022		1,958,456	106,885
"LA", Series 1343, 8.0%, 8/15/2022		96,629	112,508
"PK", Series 1751, 8.0%, 9/15/2024		322,381	379,984
Federal National Mortgage Association:
"21", Series 343, Interest Only, 4.0%, 9/1/2018		997,728	67,130
"CI", Series 2010-112, Interest Only, 4.0%, 12/25/2023		1,464,911	71,441
"EI", Series 2010-41, Interest Only, 4.0%, 3/25/2024		1,130,798	41,474
"BI", Series 2011-42, Interest Only, 4.0%, 8/25/2025		479,127	37,318
"AI", Series 2011-24, Interest Only, 4.5%, 8/25/2024		636,319	29,198
"27", Series 351, Interest Only, 5.0%, 4/1/2019		687,087	61,756
"2", Series 350, Interest Only, 5.5%, 3/1/2034		630,673	80,706
"SA", Series 2003-30, Interest Only, 7.439%**, 10/25/2017		182,009	8,725
First Horizon Mortgage Pass-Through Trust, "1A17", Series 2003-7, Principal Only, Zero Coupon, 9/25/2033		573,574	481,365
Government National Mortgage Association:
"DI", Series 2012-102, Interest Only, 2.5%, 8/20/2027		9,932,313	1,145,395
"CI", Series 2009-29, Interest Only, 4.5%, 4/20/2034		452,962	37,509
"IM", Series 2010-23, Interest Only, 4.5%, 2/20/2038		591,628	85,203
"YI", Series 2009-118, Interest Only, 4.5%, 5/20/2038		2,332,492	306,094
"NI", Series 2010-166, Interest Only, 4.5%, 4/20/2039		480,633	81,206
"IB", Series 2010-105, Interest Only, 4.5%, 1/16/2040		658,412	97,719
"PI", Series 2010-166, Interest Only, 5.0%, 4/16/2040		820,523	134,886
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039		1,898,679	332,317
GSR Mortgage Loan Trust, "2A2", Series 2006-AR1, 2.716%*, 1/25/2036		145,201	143,815
JPMorgan Mortgage Trust, "1A2", Series 2005-A7, 3.064%*, 10/25/2035		1,116,118	1,120,181
Lehman Mortgage Trust, "2A2", Series 2006-2, 5.75%, 4/25/2036		203,570	205,923
MASTR Asset Securitization Trust, "8A4", Series 2003-4, 4.75%, 5/25/2018		93,160	95,086
MLCC Mortgage Investors, Inc., "1A", Series 2004-1, 2.502%*, 12/25/2034		106,044	104,662
Residential Accredit Loans, Inc.:
"NB4", Series 2003-QS19, 4.75%, 10/25/2033		224,664	229,816
"A6", Series 2002-QS19, 5.125%, 12/25/2032		117,212	119,612
Residential Asset Mortgage Products, Inc., "A4", Series 2004-SL4, 7.0%, 7/25/2032		360,034	375,847
Vericrest Opportunity Loan Transferee, "A1", Series 2012-NL1A, 144A, 4.213%, 3/25/2049		48,817	48,990
Washington Mutual Mortgage Pass-Through Certificates Trust:
"A5", Series 2005-AR5, 2.467%*, 5/25/2035		929,276	922,054
"2A3", Series 2003-S6, 4.75%, 7/25/2018		194,065	200,601
"3A1", Series 2003-MS2, 5.0%, 3/25/2018		269,397	275,166
Wells Fargo Mortgage Backed Securities Trust:
"A1", Series 2004-3, 4.75%, 4/25/2019		613,195	630,973
"2A6", Series 2005-11, 5.5%, 11/25/2035		547,091	552,558
Total Collateralized Mortgage Obligations (Cost $12,322,066)			11,850,494
Government & Agency Obligations 9.4%
Other Government Related (c) 1.3%
BRFkredit AS, 144A, 2.05%, 4/15/2013		890,000	897,155
Dexia Credit Local, 144A, 2.75%, 1/10/2014		500,000	505,242
Eksportfinans ASA, 3.0%, 11/17/2014		500,000	496,250
Qatari Diar Finance QSC, 144A, 3.5%, 7/21/2015		880,000	929,720
			2,828,367
Sovereign Bonds 2.6%
Korea Housing Finance Corp., 144A, 4.125%, 12/15/2015		620,000	668,594
Republic of Croatia, 144A, 6.25%, 4/27/2017		1,000,000	1,099,000
Republic of Indonesia, 144A, 7.25%, 4/20/2015		500,000	565,000
Republic of Lithuania, 144A, 6.75%, 1/15/2015		1,000,000	1,097,600
Russian Foreign Bond, 144A, 3.625%, 4/29/2015		1,000,000	1,061,310
State of Qatar, 144A, 4.0%, 1/20/2015		500,000	530,500
Ukraine Government, 144A, 6.875%, 9/23/2015		500,000	499,350
			5,521,354
U.S. Government Sponsored Agency 0.2%
Federal Home Loan Bank, Series 1, 1.0%, 6/21/2017		445,000	449,216
U.S. Treasury Obligations 5.3%
U.S. Treasury Bill, 0.11%***, 3/7/2013 (d)		113,000	112,949
U.S. Treasury Notes:
0.25%, 1/31/2014		500,000	500,078
0.25%, 2/15/2015		460,000	459,245
0.75%, 6/15/2014 (e)		5,000,000	5,038,865
0.875%, 1/31/2017		5,000,000	5,058,595
			11,169,732
Total Government & Agency Obligations (Cost $19,679,482)			19,968,669

Loan Participations and Assignments 21.5%
Senior Loans* 18.4%
Academy Ltd., Term Loan, 6.0%, 8/3/2018		992,500	994,594
Acosta, Inc., Term Loan D, 5.0%, 3/1/2018		748,125	756,190
Advantage Sales & Marketing, Inc., Second Lien Term Loan, 9.25%, 6/18/2018		1,000,000	1,005,940
Alkermes, Inc., Term Loan, 6.5%, 9/18/2019		600,000	605,250
AMN Healthcare, Inc., Term Loan B, 6.0%, 4/5/2018		399,050	405,036
API Technologies Corp., Term Loan B, 8.75%, 6/1/2016		987,492	982,555
Arch Coal, Inc., Term Loan B, 5.75%, 5/16/2018		997,500	1,007,834
Asurion LLC:
First Lien Term Loan, 5.5%, 5/24/2018		250,000	252,165
Second Lien Term Loan, 9.0%, 5/24/2019		178,344	185,032
Attachmate Corp., First Lien Term Loan, 7.25%, 11/22/2017		981,250	995,665
AWAS Finance Luxembourg SARL, Term Loan B, 5.25%, 6/10/2016		443,848	449,396
Bausch & Lomb, Inc., Term Loan B, 5.25%, 5/17/2019		997,500	1,010,328
Buffalo Gulf Coast Terminals LLC, Term Loan B, 7.5%, 10/31/2017		497,487	508,681
Chesapeake Energy Corp., Term Loan, 8.5%, 12/1/2017		152,416	152,848
Chrysler Group LLC, Term Loan B, 6.0%, 5/24/2017		987,500	1,010,815
Clear Channel Communication, Inc., Term Loan B, 3.862%, 1/29/2016		379,133	312,787
Clearwater Seafoods LP, Term Loan B, 6.75%, 6/6/2018		498,750	500,620
ClientLogic Corp., Term Loan, 7.097%, 1/30/2017		1,000,000	985,000
CPG International, Inc., Term Loan, 5.75%, 9/18/2019		1,500,000	1,505,625
Cumulus Media Holdings, Inc., First Lien Term Loan, 5.75%, 9/17/2018		991,698	1,001,863
Cunningham Lindsey Group, Inc., Term Loan B, 5.0%, 10/29/2019		500,000	501,250
DG FastChannel, Inc., Term Loan B, 5.75%, 7/26/2018		936,480	908,385
Earthbound Holdings III LLC, Term Loan B, 5.75%, 12/21/2016		500,000	502,345
Essential Power LLC, Term Loan B, 5.5%, 8/8/2019		900,000	904,500
Exopack LLC, Term Loan, 6.5%, 5/31/2017		987,500	989,969
Fairway Group Acquisition Co., Term Loan, 8.25%, 8/17/2018		500,000	505,000
First Data Corp., Term Loan B, 4.211%, 3/23/2018		500,000	478,402
Focus Brands, Inc., Term Loan B, 7.25%, 2/21/2018		453,402	459,069
Generac Power Systems, Inc., Term Loan B, 6.25%, 2/8/2019		498,750	510,595
Genesys Telecom Holdings U.S., Inc., Term Loan B, 6.75%, 1/31/2019		497,500	504,652
Getty Images, Inc., Term Loan B, 4.75%, 9/13/2019		750,000	753,435
Gymboree Corp., Term Loan, 5.0%, 2/23/2018		970,844	950,699
Hyland Software, Inc., First Lien Term Loan, 5.5%, 10/29/2019		500,000	500,250
IMG Worldwide, Inc., Term Loan B, 5.5%, 6/16/2016		987,500	990,586
Ineos U.S. Finance LLC, Term Loan, 6.5%, 5/4/2018		497,500	505,169
iPayment, Inc., Term Loan B, 5.75%, 5/8/2017		471,888	470,512
Istar Financial, Inc., Term Loan, 5.75%, 9/28/2017		500,000	500,417
Kronos Worldwide, Inc., Term Loan B, 5.75%, 6/13/2018		493,750	497,557
LSP Madison Funding LLC, Term Loan, 5.5%, 6/28/2019		498,750	504,361
Luxlas Fund LP, Term Loan B, 6.5%, 8/14/2017		948,002	948,002
Merrill Communications LLC, Second Lien Term Loan, 12.0%, 11/15/2013		570,551	550,582
Mohegan Tribal Gaming Authority, Term Loan B, 9.0%, 3/31/2016		500,000	511,562
NGPL PipeCo LLC, Term Loan B, 6.75%, 9/15/2017		1,000,000	1,022,500
Plains Exploration & Production, Term Loan, 4.0%, 9/13/2019		500,000	503,215
PRV Aerospace LLC, Term Loan B, 6.5%, 5/9/2018		997,500	998,747
Reynolds Group Holdings, Inc., Term Loan, 4.75%, 9/20/2018		500,000	502,687
San Juan Cable Holdings LLC, Term Loan B, 6.0%, 6/9/2017		493,750	494,676
Schiff Nutrition International, Inc., Term Loan B, 6.0%, 3/29/2019		498,750	498,750
Springs Windows Fashions LLC, Term Loan B, 6.0%, 5/31/2017		458,037	458,037
Sprouts Farmers Markets Holdings LLC, Term Loan, 6.0%, 4/18/2018		498,750	504,361
Star West Generation LLC, Term Loan B, 6.0%, 5/17/2018		846,154	849,327
Tallgrass Energy Partners LP, Term Loan, 5.25%, 10/25/2018		500,000	501,250
Terra-Gen Power LLC, Term Loan B, 6.5%, 6/22/2017		899,395	900,519
Toys 'R' Us-Delaware, Inc., Term Loan, 6.0%, 9/1/2016		987,406	987,406
TricorBraun, Inc., Term Loan B, 6.5%, 5/3/2018		498,750	502,179
Tube City IMS Corp., Term Loan, 6.75%, 3/20/2019		248,750	251,859
U.S. Foods, Inc., Term Loan B, 5.75%, 3/31/2017		492,500	486,551
Zayo Group LLC, Term Loan B, 5.25%, 7/2/2019		997,500	1,003,485
			39,041,072
Sovereign Loans 3.1%
Bank of Moscow, 144A, 6.699%, 3/11/2015		620,000	662,780
Gazprom OAO, 144A, 8.125%, 7/31/2014		1,040,000	1,140,298
OAO Novatek, 144A, 5.326%, 2/3/2016		500,000	536,960
Russian Agricultural Bank OJSC, Series 1, 144A, 7.175%, 5/16/2013		381,000	391,931
RZD Capital Ltd., 5.739%, 4/3/2017		500,000	555,000
Sberbank of Russia, 144A, 4.95%, 2/7/2017		2,000,000	2,119,960
VTB Bank OJSC, 144A, 6.0%, 4/12/2017		1,000,000	1,043,750
			6,450,679
Total Loan Participations and Assignments (Cost $44,828,305)			45,491,751

	Shares	Value ($)

Securities Lending Collateral 3.4%
Daily Assets Fund Institutional, 0.21% (f) (g) (Cost $7,278,790)	7,278,790	7,278,790

Cash Equivalents 5.9%
Central Cash Management Fund, 0.18% (f) (Cost $12,435,189)	12,435,189	12,435,189

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $217,353,744)†	104.2	220,520,156
Other Assets and Liabilities, Net	(4.2)	(8,895,597)
Net Assets	100.0	211,624,559

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2012.

** These securities are shown at their current rate as of October 31, 2012.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $217,353,819. At October 31, 2012, net unrealized appreciation for all securities based on tax cost was $3,166,337. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,661,993 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,495,656.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2012 amounted to $7,061,427, which is 3.3% of net assets.

(c) Government-backed debt issued by financial companies or government sponsored enterprises.

(d) At October 31, 2012, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e) At October 31, 2012, this security has been pledged, in whole or in part, as collateral for open swap contracts.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FDIC: Federal Deposit Insurance Corp.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At October 31, 2012, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
5-Year U.S. Treasury Note	USD	12/31/2012	170	21,122,500	(10,625)

At October 31, 2012, open credit default swap contracts purchased were as follows:
Effective/ Expiration Date	Notional Amount ($)		Fixed Cash Flows Paid	Underlying Debt Obligation/ Quality Rating (h)	Value ($)	Upfront Payments Paid ($)	Unrealized Depreciation ($)
9/20/2012 12/20/2017	800,000	1	1.0%	Republic of Italy, 6.875%, 9/27/2023, BBB	62,381	78,876	(16,495)
9/20/2012 12/20/2017	1,600,000	2	1.0%	Republic of Italy, 6.875%, 9/27/2023, BBB	124,186	185,654	(61,468)
Total unrealized depreciation							(77,963)

At October 31, 2012, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (i)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (h)	Value ($)	Upfront Payments Received ($)	Unrealized Appreciation ($)
12/20/2010 3/20/2016	500,000	3	1.0%	Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/2022, BBB	551	(157)	708
9/20/2012 12/20/2017	800,000	1	1.0%	Kingdom of Spain, 5.5%, 7/30/2017, BBB-	(71,772)	(92,944)	21,172
9/20/2012 12/20/2017	1,600,000	2	1.0%	Kingdom of Spain, 5.5%, 7/30/2017, BBB-	(142,967)	(205,418)	62,451
6/22/2009 9/20/2014	1,000,000	4	5.0%	MetLife, Inc., 5.0%, 6/15/2015, A-	83,931	(15,948)	99,879
Total unrealized appreciation							184,210

(h) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

(i) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

At October 31, 2012, open interest rate swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront PaymentsReceived ($)	Unrealized Depreciation ($)
5/23/2013 5/23/2015	13,200,000	4	Fixed — 0.835%	Floating — LIBOR	(98,881)	—	(98,881)
5/23/2013 5/23/2015	28,900,000	2	Fixed — 0.835%	Floating — LIBOR	(216,490)	(4,477)	(212,013)
5/23/2013 5/23/2015	57,900,000	5	Fixed — 0.835%	Floating — LIBOR	(433,729)	(8,521)	(425,208)
5/23/2013 5/23/2017	5,200,000	2	Fixed — 1.23%	Floating — LIBOR	(91,382)	(2,060)	(89,322)
5/23/2013 5/23/2017	4,000,000	4	Fixed — 1.23%	Floating — LIBOR	(70,295)	—	(70,295)
5/23/2013 5/23/2017	800,000	5	Fixed — 1.23%	Floating — LIBOR	(14,059)	(219)	(13,840)
Total unrealized depreciation							(909,559)

Counterparties:

1 Citigroup, Inc.

2 BNP Paribas

3 Morgan Stanley

4 JPMorgan Chase Securities, Inc.

5 Bank of America

LIBOR: London Interbank Offered Rate

At October 31, 2012, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	1,200,000	USD	1,565,502	1/9/2013	8,986	JPMorgan Chase Securities, Inc.

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts, please refer to B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (j)
Corporate Bonds	$—	$94,667,154	$—	$94,667,154
Mortgage-Backed Securities Pass-Throughs	—	4,797,416	—	4,797,416
Asset-Backed	—	7,587,943	—	7,587,943
Commercial Mortgage-Backed Securities	—	16,442,750	—	16,442,750
Collateralized Mortgage Obligations	—	11,850,494	—	11,850,494
Government & Agency Obligations	—	19,968,669	—	19,968,669
Loan Participations and Assignments	—	45,491,751	—	45,491,751
Short-Term Investments (j)	19,713,979	—	—	19,713,979
Derivatives (k)
Credit Default Swap Contracts	—	184,210	—	184,210
Forward Foreign Currency Exchange Contracts	—	8,986	—	8,986
Total	$19,713,979	$200,999,373	$—	$220,713,352
Liabilities
Derivatives (k)
Futures Contracts	$(10,625)	$—	$—	$(10,625)
Credit Default Swap Contracts	—	(77,963)	—	(77,963)
Interest Rate Swap Contracts	—	(909,559)	—	(909,559)
Total	$(10,625)	$(987,522)	$—	$(998,147)

There have been no transfers between fair value measurement levels during the year ended October 31, 2012.

(j) See Investment Portfolio for additional detailed categorizations.

(k) Derivatives include unrealized appreciation (depreciation) on futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $197,639,765) — including $7,061,427 of securities loaned	$200,806,177
Investment in Daily Assets Fund Institutional (cost $7,278,790)*	7,278,790
Investment in Central Cash Management Fund (cost $12,435,189)	12,435,189
Total investments in securities, at value (cost $217,353,744)	220,520,156
Cash	2,124,889
Foreign currency, at value (cost $70,709)	71,118
Receivable for investments sold	1,104,027
Receivable for Fund shares sold	1,749,846
Interest receivable	1,427,795
Unrealized appreciation on swap contracts	184,210
Unrealized appreciation on forward foreign currency exchange contracts	8,986
Upfront payments paid on swap contracts	264,530
Due from Advisor	4,681
Other assets	31,660
Total assets	227,491,898
Liabilities
Payable upon return of securities loaned	7,278,790
Payable for investments purchased	5,945,610
Payable for Fund shares redeemed	849,271
Payable for variation margin on futures contracts	42,418
Unrealized depreciation on swap contracts	987,522
Upfront payments received on swap contracts	329,744
Distributions payable	101,833
Accrued management fee	91,439
Accrued Trustees' fees	1,023
Other accrued expenses and payables	239,689
Total liabilities	15,867,339
Net assets, at value	$211,624,559

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2012 (continued)
Net Assets Consist of
Accumulated distributions in excess of net investment income	(88,491)
Net unrealized appreciation (depreciation) on: Investments	3,166,412
Swap contracts	(803,312)
Futures	(10,625)
Foreign currency	9,919
Accumulated net realized gain (loss)	(24,908,104)
Paid-in capital	234,258,760
Net assets, at value	$211,624,559
Net Asset Value
Class A Net Asset Value and redemption price per share ($102,633,069 ÷ 11,343,270 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.05
Maximum offering price per share (100 ÷ 97.25 of $9.05)	$9.31
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,459,145 ÷ 161,078 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.06
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($35,336,190 ÷ 3,906,552 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.05
Class S Net Asset Value, offering and redemption price per share ($41,649,782 ÷ 4,599,186 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.06
Institutional Class Net Asset Value, offering and redemption price per share ($30,546,373 ÷ 3,371,535 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.06

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2012
Investment Income
Income: Interest	$7,105,700
Income distributions — Central Cash Management Fund	12,464
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	19,100
Total income	7,137,264
Expenses: Management fee	660,156
Administration fee	165,039
Services to shareholders	185,306
Distribution and service fees	545,077
Custodian fee	60,060
Professional fees	102,619
Reports to shareholders	59,511
Registration fees	82,759
Trustees' fees and expenses	8,472
Other	21,293
Total expenses before expense reductions	1,890,292
Expense reductions	(216,544)
Total expenses after expense reductions	1,673,748
Net investment income	5,463,516
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	266,554
Swap contracts	(507,310)
Futures	83,514
Written options	12,470
Foreign currency	32,401
(112,371)
Change in net unrealized appreciation (depreciation) on: Investments	3,987,550
Swap contracts	(913,464)
Futures	(43,320)
Foreign currency	9,919
3,040,685
Net gain (loss)	2,928,314
Net increase (decrease) in net assets resulting from operations	$8,391,830

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income	$5,463,516	$5,444,554
Net realized gain (loss)	(112,371)	(1,620,436)
Change in net unrealized appreciation (depreciation)	3,040,685	(7,729,667)
Net increase (decrease) in net assets resulting from operations	8,391,830	(3,905,549)
Distributions to shareholders from: Net investment income: Class A	(2,620,059)	(3,213,341)
Class B	(45,657)	(66,885)
Class C	(849,208)	(757,084)
Class S	(980,424)	(822,484)
Institutional Class	(768,788)	(585,781)
Return of capital: Class A	—	(79,148)
Class B	—	(1,647)
Class C	—	(18,648)
Class S	—	(20,259)
Institutional Class	—	(14,429)
Total distributions	(5,264,136)	(5,579,706)
Fund share transactions: Proceeds from shares sold	131,294,747	144,816,894
Reinvestment of distributions	4,442,146	4,773,486
Payments for shares redeemed	(80,933,317)	(149,978,095)
Net increase (decrease) in net assets from Fund share transactions	54,803,576	(387,715)
Increase (decrease) in net assets	57,931,270	(9,872,970)
Net assets at beginning of period	153,693,289	163,566,259
Net assets at end of period (including accumulated distributions in excess of net investment income of $88,491 and $93,873, respectively)	$211,624,559	$153,693,289

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$8.89	$9.32	$9.23	$9.00	$9.91
Income (loss) from investment operations: Net investment incomea	.30	.31	.31	.35	.41
Net realized and unrealized gain (loss)	.16	(.42)	.09	.23	(.90)
Total from investment operations	.46	(.11)	.40	.58	(.49)
Less distributions from: Net investment income	(.30)	(.31)	(.31)	(.35)	(.42)
Return of capital	—	(.01)	—	—	—
Total distributions	(.30)	(.32)	(.31)	(.35)	(.42)
Net asset value, end of period	$9.05	$8.89	$9.32	$9.23	$9.00
Total Return (%)b,c	5.22	(1.36)	4.50	6.62	(5.19)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	103	71	106	119	135
Ratio of expenses before expense reductions (%)	1.03	1.17	1.08	1.10	.95
Ratio of expenses after expense reductions (%)	.93	.76	.75	.70	.70
Ratio of net investment income (%)	3.40	3.39	3.28	3.91	4.22
Portfolio turnover rate (%)	65	120	101	177	181
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class B	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$8.90	$9.33	$9.23	$9.00	$9.91
Income (loss) from investment operations: Net investment incomea	.23	.24	.24	.28	.34
Net realized and unrealized gain (loss)	.15	(.42)	.10	.23	(.91)
Total from investment operations	.38	(.18)	.34	.51	(.57)
Less distributions from: Net investment income	(.22)	(.24)	(.24)	(.28)	(.34)
Return of capital	—	(.01)	—	—	—
Total distributions	(.22)	(.25)	(.24)	(.28)	(.34)
Net asset value, end of period	$9.06	$8.90	$9.33	$9.23	$9.00
Total Return (%)b,c	4.51	(2.09)	3.72	5.83	(5.91)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	3	4	6
Ratio of expenses before expense reductions (%)	1.86	1.92	1.89	1.89	1.84
Ratio of expenses after expense reductions (%)	1.66	1.51	1.50	1.45	1.45
Ratio of net investment income (%)	2.72	2.64	2.53	3.16	3.47
Portfolio turnover rate (%)	65	120	101	177	181
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class C	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$8.88	$9.32	$9.22	$8.99	$9.90
Income (loss) from investment operations: Net investment incomea	.24	.24	.24	.28	.34
Net realized and unrealized gain (loss)	.16	(.43)	.10	.23	(.91)
Total from investment operations	.40	(.19)	.34	.51	(.57)
Less distributions from: Net investment income	(.23)	(.24)	(.24)	(.28)	(.34)
Return of capital	—	(.01)	—	—	—
Total distributions	(.23)	(.25)	(.24)	(.28)	(.34)
Net asset value, end of period	$9.05	$8.88	$9.32	$9.22	$8.99
Total Return (%)b,c	4.40	(2.08)	3.73	5.85	(5.92)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	34	27	26	21
Ratio of expenses before expense reductions (%)	1.81	1.82	1.80	1.81	1.74
Ratio of expenses after expense reductions (%)	1.67	1.51	1.50	1.46	1.45
Ratio of net investment income (%)	2.67	2.64	2.53	3.16	3.47
Portfolio turnover rate (%)	65	120	101	177	181
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class S	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$8.90	$9.33	$9.24	$9.00	$9.91
Income (loss) from investment operations: Net investment incomea	.32	.33	.33	.37	.43
Net realized and unrealized gain (loss)	.16	(.42)	.09	.24	(.90)
Total from investment operations	.48	(.09)	.42	.61	(.47)
Less distributions from: Net investment income	(.32)	(.33)	(.33)	(.37)	(.44)
Return of capital	—	(.01)	—	—	—
Total distributions	(.32)	(.34)	(.33)	(.37)	(.44)
Net asset value, end of period	$9.06	$8.90	$9.33	$9.24	$9.00
Total Return (%)b	5.50	(1.09)	4.75	7.01	(4.96)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	27	12	7	4
Ratio of expenses before expense reductions (%)	.89	.81	.79	.77	.75
Ratio of expenses after expense reductions (%)	.68	.51	.50	.46	.45
Ratio of net investment income (%)	3.62	3.63	3.53	4.16	4.47
Portfolio turnover rate (%)	65	120	101	177	181
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Institutional Class	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$8.90	$9.34	$9.24	$9.01	$9.92
Income (loss) from investment operations: Net investment incomea	.32	.33	.33	.37	.43
Net realized and unrealized gain (loss)	.16	(.43)	.10	.23	(.90)
Total from investment operations	.48	(.10)	.43	.60	(.47)
Less distributions from: Net investment income	(.32)	(.33)	(.33)	(.37)	(.44)
Return of capital	—	(.01)	—	—	—
Total distributions	(.32)	(.34)	(.33)	(.37)	(.44)
Net asset value, end of period	$9.06	$8.90	$9.34	$9.24	$9.01
Total Return (%)b	5.49	(1.09)	4.76	6.90	(4.95)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	20	15	9	11
Ratio of expenses before expense reductions (%)	.80	.78	.76	.76	.68
Ratio of expenses after expense reductions (%)	.68	.51	.50	.45	.45
Ratio of net investment income (%)	3.64	3.63	3.53	4.17	4.47
Portfolio turnover rate (%)	65	120	101	177	181
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Ultra-Short Duration Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and loan participations and assignments are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities, was issued and is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments but the Fund may also invest in Participations. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $24,919,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2013 ($1,646,000), October 31, 2014 ($1,157,000), October 31, 2015 ($190,000), October 31, 2016 ($2,167,000), October 31, 2017 ($17,224,000), October 31, 2018 ($841,000) and October 31, 2019 ($1,694,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$108,246
Capital loss carryforwards	$(24,919,000)
Net unrealized appreciation (depreciation) on investments	$3,166,337

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2012	2011
Distributions from ordinary income*	$5,264,136	$5,445,575
Return of capital distributions	$—	$134,131

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Interest Rate Swap Contracts. For the year ended October 31, 2012, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration and to enhance potential gains. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. In addition, both the Fund and counterparty may agree to exchange variable rate payments based on different indices. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of October 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2012, the Fund invested in interest rate swap contracts with a total notional amount generally indicative of a range from $110,000,000 to $148,640,000.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund may enter into credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund. For the year ended October 31, 2012, the Fund entered into credit default swap contracts to gain exposure to the underlying issuer's credit quality characteristics.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contract as of October 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2012, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $2,400,000 and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $1,500,000 to $3,900,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the year ended October 31, 2012, the Fund entered into total return swap transactions to enhance potential gains. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

There were no open total return swap contracts as of October 31, 2012. For the year ended October 31, 2012, the Fund's investment in total return swap contracts had a total notional amount generally indicative of a range from $0 to $8,600,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2012, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $66,164,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $25,378,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2012, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2012, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $1,571,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. For the year ended October 31, 2012, the Fund entered into options on interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased option contracts or written option contracts as of October 31, 2012. For the year ended October 31, 2012, the Fund invested in written option contracts with total values ranging from $0 to approximately $12,000, and purchased option contracts with total values ranging from $0 to approximately $23,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2012 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$184,210	$184,210
Foreign Exchange Contracts (b)	8,986	—	8,986
	$8,986	$184,210	$193,196

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on swap contracts

(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(909,559)	$(10,625)	$(920,184)
Credit Contracts (a)	(77,963)	—	(77,963)
	$(987,522)	$(10,625)	$(998,147)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on swap contracts

(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(22,530)	$12,470	$—	$(563,227)	$83,514	$(489,773)
Credit Contracts (a)	—	—	—	55,917	—	55,917
Foreign Exchange Contracts (b)	—	—	13,204	—	—	13,204
	$(22,530)	$12,470	$13,204	$(507,310)	$83,514	$(420,652)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swaps contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$(942,571)	$(43,320)	$(985,891)
Credit Contracts (a)	—	29,107	—	29,107
Foreign Exchange Contracts (b)	8,986	—	—	8,986
	$8,986	$(913,464)	$(43,320)	$(947,798)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended October 31, 2012, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $123,525,006 and $74,191,301, respectively. Purchases and sales of U.S. Treasury securities aggregated $32,102,865 and $27,821,984, respectively.

For the year ended October 31, 2012, transactions for written options on futures contracts were as follows:
	Contracts	Premium
Outstanding, beginning of period	—	$—
Options written	100	12,470
Options expired	(100)	(12,470)
Outstanding, end of period	—	$—

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.385%
Next $1.0 billion of such net assets	.370%
Over $2.0 billion of such net assets	.355%

For the period from November 1, 2011 through January 31, 2012, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.85%
Class B	1.60%
Class C	1.60%
Class S	.60%
Institutional Class	.60%

Effective February 1, 2012 through September 30, 2012, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.95%
Class B	1.70%
Class C	1.70%
Class S	.70%
Institutional Class	.70%

Effective October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.06%
Class B	1.81%
Class C	1.81%
Class S	.81%
Institutional Class	.81%

Accordingly, for the year ended October 31, 2012, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $45,896, and the amount charged aggregated $614,260, which was equivalent to an annual effective rate of 0.37% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2012, the Administration Fee was $165,039, of which $17,628 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$46,190	$46,190
Class B	1,363	1,363
Class C	7,740	7,740
Class S	8,039	8,039
Institutional Class	3,711	3,711
	$67,043	$67,043

In addition, the Advisor reimbursed $41,593 and $17,002 of sub-recordkeeping expenses for Class S and Institutional Class shares, respectively.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2012
Class B	$13,364	$1,971
Class C	252,968	25,168
	$266,332	$27,139

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2012	Annual Effective Rate
Class A	$191,934	$15,699	$46,589	.22%
Class B	4,445	1,758	664	.15%
Class C	82,366	27,553	11,250	.16%
	$278,745	$45,010	$58,503

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2012 aggregated $16,152.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2012, the CDSC for the Class B and C shares aggregated $6,975 and $6,370, respectively. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2012, DIDI received $4,739 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $21,066, of which $9,009 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Security Lending Fees. Effective January 27, 2012, Deutsche Bank AG serves as lending agent for the Fund. For the period from January 27, 2012 through October 31, 2012, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $1,892.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Fund Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2012.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,759,936	$60,562,283	4,971,481	$45,398,988
Class B	6,205	55,458	23,115	209,175
Class C	1,340,853	11,999,760	1,875,584	17,009,224
Class S	4,255,891	38,180,988	6,556,949	59,869,355
Institutional Class	2,283,770	20,496,258	2,444,667	22,330,152
		$131,294,747		$144,816,894
Shares issued to shareholders in reinvestment of distributions
Class A	269,792	$2,408,830	343,367	$3,125,725
Class B	4,750	42,364	6,794	61,831
Class C	76,775	684,406	65,154	589,540
Class S	74,974	670,295	64,893	584,007
Institutional Class	71,131	636,251	45,586	412,383
		$4,442,146		$4,773,486
Shares redeemed
Class A	(3,700,053)	$(33,074,154)	(8,707,853)	$(78,458,470)
Class B	(93,226)	(832,952)	(107,375)	(981,253)
Class C	(1,282,434)	(11,464,243)	(1,095,018)	(9,988,360)
Class S	(2,746,275)	(24,589,383)	(4,931,124)	(44,076,098)
Institutional Class	(1,227,601)	(10,972,585)	(1,809,201)	(16,473,914)
		$(80,933,317)		$(149,978,095)
Net increase (decrease)
Class A	3,329,675	$29,896,959	(3,393,005)	$(29,933,757)
Class B	(82,271)	(735,130)	(77,466)	(710,247)
Class C	135,194	1,219,923	845,720	7,610,404
Class S	1,584,590	14,261,900	1,690,718	16,377,264
Institutional Class	1,127,300	10,159,924	681,052	6,268,621
		$54,803,576		$(387,715)

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Income Trust and Shareholders of DWS Ultra-Short Duration Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Ultra-Short Duration Fund (the "Fund") at October 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 21, 2012	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2012 to October 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2012 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,023.20	$1,019.10	$1,019.10	$1,024.60	$1,024.50
Expenses Paid per $1,000*	$4.83	$8.53	$8.63	$3.61	$3.61
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,020.36	$1,016.69	$1,016.59	$1,021.57	$1,021.57
Expenses Paid per $1,000*	$4.82	$8.52	$8.62	$3.61	$3.61

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Ultra-Short Duration Fund	.95%	1.68%	1.70%	.71%	.71%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

A total 1% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Ultra-Short Duration Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2012.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2011. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DWS has made significant changes in an effort to improve performance, including changes to the Fund's investment objective, strategies and restrictions in April 2011.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2012. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2012)	103	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	103	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director3, Deutsche Asset Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SDUAX	SDUBX	SDUCX	SDUSX	MGSFX
CUSIP Number	23339E 822	23339E 814	23339E 798	23339E 780	23339E 772
Fund Number	434	634	734	2334	557

DWS
INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DUSDF-2
(R-024974-2 12/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS ULTRA SHORT DURATION FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$60,843	$0	$0	$0
2011	$58,002	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$56,300	$0
2011	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$0	$56,300	$0	$56,300
2011	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Ultra-Short Duration Fund, a series of DWS Income Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 28, 2012